UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2013

PERRIGO COMPANY

(Exact Name of Registrant as Specified in Charter)

Michigan

(State or Other Jurisdiction of Incorporation)

0-19725	38-2799573
(Commission File Number)	(IRS Employer Identification No.)

515 Eastern Avenue, Allegan, Michigan	49010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 269-673-8451

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 16, 2013, Perrigo Company (the “Company”) issued $600,000,000 aggregate principal amount of 2.950% Notes due 2023 (the “2023 Notes”), which mature on May 15, 2023, pursuant to a supplemental indenture, dated as of May 16, 2013, between the Company and Wells Fargo Bank, National Association, as trustee (the “First Supplemental Indenture”), to an indenture, dated as of May 16, 2013, between the Company and Wells Fargo Bank, National Association, as trustee (the “Base Indenture,” and together with the First Supplemental Indenture, the “Indenture”).

The Company will pay interest on the 2023 Notes at 2.950% per annum, semiannually commencing on November 15, 2013. The Indenture contains certain restrictions, including a limitation that restricts the Company’s ability and the ability of certain of its subsidiaries to create or incur secured indebtedness, enter into sale and leaseback transactions and consolidate, merge or transfer all or substantially all of the Company’s assets and the assets of its subsidiaries.

The foregoing summary is qualified in its entirety by reference to the Base Indenture and First Supplemental Indenture. The Base Indenture is filed herewith as Exhibit 4.1 and the First Supplemental Indenture, including a form of the 2023 Note attached thereto, is filed herewith as Exhibit 4.2. Certain legal opinions related to the 2023 Notes are attached hereto as Exhibit 5.1 and 5.2 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Base Indenture dated as of May 16, 2013, between the Company and Wells Fargo Bank, National Association, as trustee

4.2	First Supplemental Indenture dated as of May 16, 2013, between the Company and Wells Fargo Bank, National Association, as trustee

5.1	Opinion of Warner Norcross & Judd LLP

5.2	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP

23.1	Consent of Warner Norcross & Judd LLP (included in Exhibit 5.1)

23.2	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (included in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRIGO COMPANY

Date: May 16, 2013	By:	/s/ Todd W. Kingma
Todd W. Kingma
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

4.1	Base Indenture dated as of May 16, 2013, between the Company and Wells Fargo Bank, National Association, as trustee.

4.2	First Supplemental Indenture dated as of May 16, 2013, between the Company and Wells Fargo Bank, National Association, as trustee.

5.1	Opinion of Warner Norcross & Judd LLP.

5.2	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP.

23.1	Consent of Warner Norcross & Judd LLP (included in Exhibit 5.1).

23.3	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (included in Exhibit 5.2).